UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________
FORM 8-K
__________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 18, 2019
 __________________________________
INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________________________

Florida	000-02384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida		32114
(Address of Principal Executive Offices)		(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________

Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock - $.01 par value	ISCA	NASDAQ/National Market System

Securities registered pursuant to Section 12 (g) of the Act:
Common Stock — $.10 par value
Class B Common Stock — $.01 par value
(Title of Class)
________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.01.    Entry into a Material Definitive Agreement.
On July 18, 2019, International Speedway Corporation (“ISC” or the “Company”) and the noteholders party thereto entered into the First Amendment to Note Purchase Agreement (the “2021 Notes Amendment”), dated as of January 18, 2011, and the related 4.63% Series 2011A Senior Notes due 2021 (the “2021 Notes”), and the First Amendment to Note Purchase Agreement (the “2024 Notes Amendment” and together with the 2021 Notes Amendment, the “Amendments”), dated as of September 13, 2012, and the related 3.95% Series 2012A Senior Notes due 2024 (the “2024 Notes” and together with the 2021 Notes, the “Notes”, and the holders of the Notes, the “Noteholders”).
The Amendments were entered into in connection with NASCAR Holdings, Inc.’s (“NASCAR”) pending acquisition of the Company (the “Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of May 22, 2019 (the “Merger Agreement”), among the Company, NASCAR and Nova Merger Sub, Inc., a wholly owned subsidiary of NASCAR. The Amendments modify the terms upon which the Company may give notice to the Noteholders of the Company’s intent to prepay the Notes in connection with the closing of the Merger, including by shortening the required notice period and allowing the Company to give notice conditional upon the consummation of the Merger.
The foregoing description of the Amendments in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibit 10.1 and 10.2 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
First Amendment to Note Purchase Agreement, dated as of July 18, 2019, by and among International Speedway Corporation and the Noteholders, relating to that certain Note Purchase Agreement dated as of January 18, 2011.

10.2
First Amendment to Note Purchase Agreement, dated as of July 18, 2019, by and among International Speedway Corporation and the Noteholders, relating to that certain Note Purchase Agreement dated as of September 12, 2012.

Important Additional Information and Where to Find It
The Company filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement of the Company on July 5, 2019. The Company has also filed other documents with the SEC regarding the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY OR IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders can obtain free copies of the preliminary proxy statement and other documents containing important information about the Company and NASCAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at http://www.internationalspeedwaycorporation.com and clicking on “Investor Relations.”
Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K, which was filed with the SEC on January 25, 2019. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and other relevant materials that have been filed with the SEC.
Forward-Looking Statements
All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events, such as the proposed acquisition of ISC by NASCAR, and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” “future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.
Risks and uncertainties that could cause results to differ materially from those expected by the management of ISC include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that ISC’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of ISC common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ISC to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk that the proposed transaction could distract management of ISC, the risk that ISC will incur substantial costs in connection with the proposed transaction, as well as other important factors that could cause actual results to differ materially from those projected. All of ISC’s forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in ISC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by ISC with the SEC. ISC cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ISC undertakes no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Note Purchase Agreement, dated as of July 18, 2019, by and among International Speedway Corporation and the Noteholders, relating to that certain Note Purchase Agreement dated as of January 18, 2011.

10.2
First Amendment to Note Purchase Agreement, dated as of July 18, 2019, by and among International Speedway Corporation and the Noteholders, relating to that certain Note Purchase Agreement dated as of September 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

July 18, 2019	By:	/s/ Benjamin Odom
Benjamin Odom
Vice President - Deputy General Counsel